Events after the reporting period	6 Months Ended
Jun. 30, 2023
Events after the Reporting Period [Abstract]
Disclosure of events after the reporting period [text block]	Events after the reporting period On July 12, 2023, Private Bank introduced a new setup of its organization and the composition of its Executive Committee. The implementation of the new structure is expected to result in modifications to the presentation of segmental results in 2024.